2024-2025 JUNIPER ZONE DRILL RESULTS

Hole ID	Drill Station[1]	From (ft.)	To (ft.)	Intercept Length (ft.)[2]	Uranium Grade (% eU3O8)[3]	Uranium GT (Grade x Thickness)[4]	Azimuth (deg.)	Dip (deg.)[5]	Depth (ft. below surface)[6]
PPCH-001	DDS 1	31.0	38.0	7.0	0.77	5.39	113.6	-14.9600	1,488.8
		78.5	81.5	3.0	0.69	2.07			1,500.0
		94.5	95.5	1.0	0.35	0.35			1,503.7
PPCH-002	DDS 1	3.5	6.5	3.0	0.50	1.50	111.8	-24.7	1,481.7
		35.3	42.3	7.0	0.37	2.59			1,496.7
PPCH-003	DDS 1	2.5	4.5	2.0	0.47	0.94	112.4	-33.5	1,481.5
PPCH-004	DDS 1	1.6	3.6	2.0	1.82	3.64	112.2	-39.0	1,481.3
PPCH-005	DDS 1	Mineralized - No significant intercepts					114.0	-44.3	NA
PPCH-006	DDS 1	Mineralized - No significant intercepts					112.9	-49.3	NA
PPCH-007	DDS 1	Mineralized - No significant intercepts					113.7	-55.4	NA
PPCH-008	DDS 1	0.5	2.0	1.5	0.35	0.53	111.9	-59.7	1,480.7
		275.3	278.3	3.0	0.43	1.29			1,719.3
PPCH-009	DDS 1	Mineralized - No significant intercepts					130.8	-15.2	NA
PPCH-010	DDS 1	23.4	24.7	1.3	0.41	0.53	131.0	-23.8	1,489.0
PPCH-011	DDS 1	Mineralized - No significant intercepts					126.7	-32.1	NA
PPCH-012	DDS 1	Mineralized - No significant intercepts					129.8	-39.6	NA
PPCH-013	DDS 1	173.5	175.0	1.5	0.30	0.45	129.6	-44.6	1,601.8
PPCH-014	DDS 1	182.0	186.0	4.0	0.43	1.72	128.4	-49.8	1,621.0
PPCH-015	DDS 1	183.8	185.8	2.0	0.23	0.46	127.2	-55.1	1,631.3
		290.2	294.7	4.5	0.58	2.61			1,720.6
		339.2	340.7	1.5	0.24	0.36			1,758.3

Hole ID	Drill Station[1]	From (ft.)	To (ft.)	Intercept Length (ft.)[2]	Uranium Grade (% eU3O8)[3]	Uranium GT (Grade x Thickness)[4]	Azimuth (deg.)	Dip (deg.)[5]	Depth (ft. below surface)[6]
PPCH-016	DDS 1	1.4	3.4	2.0	0.35	0.70	127.4	-59.5	1,481.9
		206.7	211.2	4.5	1.88	8.46			1,660.9
		214.2	221.7	7.5	0.40	3.00			1,669.9
		226.7	234.2	7.5	0.32	2.40			1,680.7
		248.7	250.2	1.5	0.34	0.51			1,694.5
		257.2	261.2	4.0	0.33	1.32			1,703.9
		279.2	281.7	2.5	0.29	0.73			1,721.6
		302.7	308.2	5.5	0.97	5.34			1,744.4
		324.1	327.6	3.5	0.82	2.87			1,747.6
PPCH-017	DDS 1	18.5	21.5	3.0	0.58	1.74	146.3	-17.0	1,485.3
PPCH-018	DDS 1	18.7	20.3	1.6	0.29	0.46	146.7	-25.3	1,487.7
PPCH-019	DDS 1	Mineralized - No significant intercepts					145.4	-33.9	NA
PPCH-020	DDS 1	197.5	200.2	2.7	0.51	1.38	145.5	-37.9	1,602.1
		215.0	216.0	1.0	0.29	0.29			1,611.8
PPCH-021	DDS 1	251.7	255.7	4.0	0.63	2.52	145.0	-43.6	1,655.2
PPCH-022	DDS 1	229.1	240.6	11.5	0.27	3.11	143.0	-48.8	1,660.1
PPCH-023	DDS 1	197.5	200.2	2.7	0.51	1.38	144.8	-54.7	1,642.5
		215.0	216.0	1.0	0.29	0.29			1,655.4
PPCH-024	DDS 1	Unable to Probe Hole - Collected Core					146.5	-59.3	NA
PPCH-025	DDS 1	18.5	20.5	2.0	0.34	0.68	162.5	-14.8	1,484.2
PPCH-026	DDS 1	Not Drilled
PPCH-027	DDS 1	Mineralized - No significant intercepts					162.4	-34.5	NA
PPCH-028	DDS 1	192.7	206.1	13.4	7.02	94.07	162.3	-39.4	1,609.9
PPCH-029	DDS 1	71.3	72.8	1.5	1.50	2.25	162.8	-44.0	1,529.6
		199.7	207.2	7.5	7.50	56.25			1,623.0

Hole ID	Drill Station[1]	From (ft.)	To (ft.)	Intercept Length (ft.)[2]	Uranium Grade (% eU3O8)[3]	Uranium GT (Grade x Thickness)[4]	Azimuth (deg.)	Dip (deg.)[5]	Depth (ft. below surface)[6]
PPCH-030	DDS 1	0.4	1.9	1.5	0.47	0.71	162.3	-49.1	1,480.4
		212.7	218.2	5.5	0.72	3.96			1,643.9
PPCH-031	DDS 1	0.4	3.4	3.0	0.54	1.62	161.1	-53.9	1,481.7
		316.7	318.7	2.0	0.98	1.96			1,736.4
PPCH-032	DDS 1	0.5	3.5	3.0	0.51	1.53	161.1	-60.4	1,482.0
		317.8	319.8	2.0	1.01	2.02			1,757.1
		331.2	336.2	5.0	0.65	3.25			1,771.3
PPCH-033	DDS 2	163.6	172.9	9.3	2.02	18.79	57.7	-48.3	1,622.0
PPCH-034	DDS 2	142.0	159.5	17.5	5.70	99.75	58.6	-53.4	1,621.1
		184.0	186.5	2.5	0.51	1.28			1,642.7
		213.0	224.0	11.0	0.56	6.16			1,672.8
PPCH-035	DDS 2	121.5	126.5	5.0	5.15	25.75	57.8	-57.9	1,600.1
		135.0	148.0	13.0	0.58	7.54			1,618.3
		168.0	174.5	6.5	1.67	10.86			1,640.8
		274.9	276.4	1.5	0.51	0.77			1,727.1
		292.9	303.4	10.5	0.58	6.09			1,750.0
PPCH-036	DDS 2	131.1	138.6	7.5	3.17	23.78	58.5	-63.8	1,604.3
		150.6	154.1	3.5	0.42	1.47			1,616.7
		181.5	185.5	4.0	1.08	4.32			1,641.9
PPCH-037	DDS 2	210.6	213.2	2.6	0.28	0.73	73.4	-47.7	1,650.7
		230.2	232.9	2.7	0.30	0.81			1,665.3
		243.7	246.4	2.7	0.28	0.76			1,675.3
		303.7	306.4	2.7	0.73	1.97			1,719.6
PPCH-038	DDS2	279.0	291.6	12.6	0.52	6.55	73.3	-52.9	1,725.5
		306.0	309.2	3.2	0.59	1.89			1,739.5
PPCH-039	DDS 2	Mineralized - No significant intercepts					71.9	-58.1	NA
PPCH-040	DDS 2	100.1	101.1	1.0	0.38	0.38	71.8	-62.9	1,583.0
		114.1	117.6	3.5	0.80	2.80			1,597.7
		132.1	142.6	10.5	0.98	10.29			1,620.0
PPCH-041	DDS 2	297.0	299.0	2.0	0.30	0.60	86.6	-53.1	1,732.2
		309.0	313.5	4.5	0.35	1.58			1,743.8
		330.4	334.9	4.5	0.35	1.58			1,760.9
PPCH-042	DDS 2	368.3	369.5	1.2	0.29	0.35	84.9	-58.1	1,806.8
PPCH-043	DDS 2	98.7	100.2	1.5	0.51	0.77	84.1	-62.7	1,582.0
		127.2	138.2	11.0	1.89	20.79			1,615.8
		154.7	158.7	4.0	0.92	3.68			1,634.0
PPCH-044	Not Drilled
PPCH-045	Not Drilled
PPCH-046	DDS 1	5.5	7.0	1.5	0.81	1.22	178.0	5.2	1,478.4
		19.5	24.0	4.5	0.98	4.41			1,476.8
PPCH-047	DDS 1	26.5	30.0	3.5	0.79	2.77	199.0	6.3	1,475.7
		119.0	127.5	8.5	0.29	2.47			1,464.9
PPCH-048	Not Drilled
PPCH-049	Not Drilled
PPCH-050	DDS 2	130.6	151.1	20.5	3.52	72.16	63.8	-57.4	1,620.3
PPCH-051	DDS 2	110.1	112.6	2.5	0.65	1.63	94.7	-66.2	1,596.0
		125.6	134.1	8.5	4.47	38.00			1,615.7

Hole ID	Drill Station[1]	From (ft.)	To (ft.)	Intercept Length (ft.)[2]	Uranium Grade (% eU3O8)[3]	Uranium GT (Grade x Thickness)[4]	Azimuth (deg.)	Dip (deg.)[5]	Depth (ft. below surface)[6]
PPCH-052	DDS 2	99.1	100.6	1.5	0.58	0.87	99.1	-63.4	1,583.0
		112.1	115.1	3.0	0.49	1.47			1,595.9
		127.6	137.6	10.0	5.60	56.00			1,616.1
		170.0	171.5	1.5	0.32	0.48			1,646.4
		352.9	362.9	10.0	0.97	9.70			1,817.6
PPCH-053	DDS 2	115.6	116.6	1.0	0.32	0.32	110.6	-63.5	1,597.3
		178.0	182.5	4.5	6.88	30.96			1,656.3
		197.5	210.5	13.0	0.42	5.46			1,681.3
		216.0	226.5	10.5	0.84	8.82			1,695.7
		265.0	266.5	1.5	0.34	0.51			1,731.4
		282.0	297.0	15.0	0.63	9.45			1,758.7
		304.0	322.4	18.4	1.77	32.57			1,781.5
		344.4	346.4	2.0	0.32	0.64			1,802.9
PPCH-054	DDS 2	251.0	257.5	6.5	0.97	6.31	107.5	-72.4	1,738.4
		272.5	275.5	3.0	0.57	1.71			1,755.5
		301.5	304.0	2.5	0.58	1.45			1,782.7

Notes:

1) The Company installed two development drill stations ("DDS") to advance drilling in the Juniper Zone. DDS 1 is located 1,479 ft below ground surface and DDS 2 is located 1,493 ft below ground surface.

2) Mineralized intercepts are those bounded by 0.2% eU3O8 or greater and average a minimum of 0.2% eU3O8 over the entire interval.

3) All drill holes were logged with calibrated Mt. Sopris gamma probes owned or rented by the Company. All probes were calibrated at the U.S. Department of Energy test pits in Grand Junction, CO. Equivalent U3O8 grades ("eU3O8") are calculated indirect readings of contained in-situ uranium based on gamma radiation emitted by uranium daughter products.

4) Grade x Thickness ("GT") is calculated using the %eU3O8 grade and intercept length.

5) A hole with 0 dip is horizontal, negative dip is a down hole (-90 is down vertical), positive dip is an up hole (+90 is up vertical).

6) Depth below surface is the depth in feet below the collar of the shaft (6,505 ft) to the bottom of the bottom of the drill intercept.